FORM OF FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, dated as of [__________], between the Acquiring Fund (the “Acquiring Fund”), and the Acquired Fund (the “Acquired Fund” and together with the Acquiring Fund, the “Funds”), listed on Schedule A.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered open-end investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Fund, to invest in shares of other registered investment companies, such as the Acquired Fund, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, the Acquiring Fund may, from time to time, invest in shares of the Acquired Fund in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Fund and the Acquired Fund desire to set forth the following terms pursuant to which the Acquiring Fund may invest in the Acquired Fund in reliance on the Rule.

1.
Terms of Investment

(a) In order to help reasonably address the risk of undue influence on the Acquired Fund by the Acquiring Fund, the Acquiring Fund and the Acquired Fund agree as follows:

(i) Material terms regarding the Acquiring Fund’s investment in the Acquired Fund necessary to make the required findings:

(A) Acquired Fund Repurchase Offers. The Acquiring Fund acknowledges and agrees that, consistent with the Acquired Fund’s registration statement, as amended from time to time, (x) the Acquired Fund may with prior Board approval engage in quarterly repurchase offers, each expected to be in an amount not exceeding 5% of the Acquired Fund’s then outstanding shares and (y) if aggregate repurchase requests submitted by Acquired Fund shareholders in connection with a quarterly repurchase offer exceed 5%, the Acquired Fund will pro rate all such submitted repurchase requests.

(B) Acquiring Fund Repurchase Requests and Investments. The Acquiring Fund represents that:

(1) The Acquiring Fund will not seek to disrupt, or intentionally disrupt, the management of the Acquired Fund in connection with any repurchase request; and

(2) All acquisitions of shares of the Acquired Fund by the Acquiring Fund will be made for investment purposes and not for control purposes, and to the extent that the Acquiring Fund were required to report its holdings of Acquired Fund shares pursuant to Section 13(d) and/or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such holdings would qualify at all times and under all circumstances for reporting on Form 13G under the Exchange Act.

(C) Scale of investment. Upon a reasonable request by the Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and scale of its contemplated investments in Acquired Fund. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

(b) In order to assist the Acquiring Fund’s investment adviser with assessing the impact of fees and expenses associated with an investment in the Acquired Fund, the Acquired Fund shall provide the Acquiring Fund with information reasonably requested by the Acquiring Fund to comply with the terms and conditions of the Rule, including information on the fees and expenses of the Acquired Fund.

2.
Representations of the Acquired Fund.
(a)
In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees: (i) to comply with all conditions of the Rule applicable to the Acquired Fund; (ii) to comply with its obligations under this Agreement; and (iii) to promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule or this Agreement.
(b)
The Acquired Fund represents that it will not own as of the effective date of this Agreement, and it will not purchase or otherwise acquire during the term of this Agreement, the securities of an investment company or private fund relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act where immediately after such purchase or acquisition, the securities of investment companies and private funds owned by the Acquired Fund have an aggregate value in excess of 10% of the value of the total assets of the Acquired Fund except as otherwise permitted by the Rule and guidance issued thereunder by the SEC or its Staff.
(c)
The Acquired Fund agrees that any information regarding planned purchases or sales of shares of an Acquired Fund provided pursuant to Section 1(a)(i)(D) of the Agreement will be treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees,

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officers, employees, accountants and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement.
3.
Representations of the Acquiring Fund.

In connection with any investment by the Acquiring Fund in the Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees: (i) to comply with all conditions of the Rule applicable to the Acquiring Fund; (ii) to comply with its obligations under this Agreement; and (iii) to promptly notify the Acquired Fund if the Acquiring Fund fails to comply with the Rule or this Agreement.

4.
Indemnification.
(a)
The Acquiring Fund agrees to hold harmless and indemnify the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions asserted against the Acquired Fund (“Acquired Fund Claims”), including any of their principals, directors or trustees, officers, employees and agents, to the extent such Acquired Fund Claims result from (i) a violation or alleged violation by the Acquiring Fund of any provision of this Agreement or (ii) a violation or alleged violation by the Acquiring Fund of the terms and conditions of the Rule, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Acquired Fund Claims.
(b)
The Acquired Fund agrees to hold harmless and indemnify the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, against and from any asserted against the Acquiring Fund (“Acquiring Fund Claims”), including any of its directors or trustees, officers, employees and agents, to the extent such Acquiring Fund Claims result from (i) a violation or alleged violation by the Acquired Fund of any provision of this Agreement or (ii) a violation or alleged violation by the Acquired Fund of the terms and conditions of the Rule, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Acquiring Fund Claims.
5.
Notices

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below.

If to the Acquiring Fund:	If to the Acquired Fund:

[Name]	[Name]
Attn:	Attn:
[Address]	[Address]
[City, State, Zip]	[City, State, Zip]
Fax:	Fax:
Email:	Email:

With a copy to:	With a copy to:

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[Name]	[Name]
Attn: Legal Dept.	Attn: Legal Dept.
[Address]	[Address]
[City, State, Zip]	[City, State, Zip]
Fax:	Fax:
Email:	Email:

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6. Term and Termination; Assignment; Amendment

(a) This Agreement shall be effective for the duration of the Acquired Fund’s and the Acquiring Fund’s reliance on the Rule. While the terms of the Agreement shall only be applicable to investments in the Acquired Fund made in reliance on the Rule, the Agreement shall continue in effect until terminated pursuant to Section 6(b).

(b) This Agreement shall continue until terminated in writing by either party upon 60 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits.

(c) This Agreement may not be assigned by either party without the prior written consent of the other.

(d)
This Agreement may be amended only by a writing that is signed by each affected party.

(e)
In the event that any counterparty to this Agreement wishes to include one or more series in addition to those originally set forth in Schedule A, such counterparty shall so notify the other counterparty in writing, and, upon written agreement, such series shall hereunder become an Acquiring Fund or Acquired Fund, as the case may be, and Schedule A shall be amended accordingly.

(f)
Notwithstanding Section 6(e) of this Agreement, each counterparty to this Agreement agrees that any investment by an Acquiring Fund in a series otherwise subject to Section 6(e) that is within the limit in Section 12(d)(1)(A)(i) of the 1940 Act shall be governed by the terms of this Agreement and such series shall automatically be deemed an Acquired Fund as of the date of the initial investment in such series even if not explicitly named in Schedule A. Any investment in an Acquired Fund that is proposed to be in excess of the limit in Section 12(d)(1)(A)(i) shall be subject to the prior written agreement requirement set forth in Section 6(e) of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

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Name of Authorized Signer	Print	Signature
Title:

JOHN HANCOCK COMVEST PRIVATE INCOME FUND

Name of Authorized Signer	Print	Signature
Title:

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SCHEDULE A

List of Funds to Which the Agreement Applies

Acquiring Funds

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Acquired Funds

John Hancock Comvest Private Income Fund

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